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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 3, 2002


                             Commission file number:
                                    000-15760



                                  HARDINGE INC.
             (Exact name of Registrant as specified in its charter)




          NEW YORK                                    16-0470200
          --------                                    ----------
(State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization)                     Identification No.)


                      ONE HARDINGE DRIVE ELMIRA, NY 14902
              (Address of principal executive offices) (Zip code)


                                 (607) 734-2281
              (Registrant's telephone number including area code)



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ITEM 5.  OTHER EVENTS


          On October 3, 2002, Hardinge Inc. issued a press release announcing a reduction in the Company's North American workforce. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(a)      Not applicable
(b)      Not applicable
(c)      Exhibits

         99    Press Release issued by registrant on  October 3, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  HARDINGE INC.





OCTOBER 8, 2002                   By: /s/ RICHARD L. SIMONS
-----------------                     ---------------------
Date                              Richard L. Simons
                                  Executive Vice President and Chief
                                  Financial Officer
                                  (Principal Financial Officer)




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